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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): DECEMBER 20, 2005

                                PERCEPTRON, INC.
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               (Exact Name of Registrant as Specified in Charter)

      MICHIGAN                        0-20206                 38-2381442
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(State or Other Jurisdiction        (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)

   47827 Halyard Drive, Plymouth, MI                          48170-2461
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code (734) 414-6100

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On December 20, 2005, the Company's Board of Directors approved the 2006 Team Member Profit Sharing Plan. A written description of the 2006 Team Member Profit Sharing Plan has been filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. Generally, all team members of the Company, including all executive officers, employed on or before December 31, 2005 participate in the plan.

      On December 23, 2005, the Company's Management Development, Compensation and Stock Option Committee (the "Committee") approved the revised forms of the Nonqualified Stock Option Agreement Terms for Officers (the "NQO Agreement") and the Incentive Stock Option Agreement Terms for Officers (the "ISO Agreement") under the Perceptron, Inc. 2004 Stock Incentive Plan. The NQO Agreement and ISO Agreement are filed as Exhibits 10.2 and 10.3 to this Form 8-K, respectively, and are incorporated herein by reference.

      Effective January 2, 2006, the Committee awarded to the following executive officers non-qualified stock options under the 2004 Stock Incentive Plan to be issued on the NQO Agreement:

Al Pease                  25,000
Harry Rittenour           12,500
Wilfred Corriveau         12,500

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

C. Exhibits.

Exhibit No.   Description
-----------   -----------
   10.1       Written Description of 2006 Team Member Profit Sharing Plan

   10.2 Form of Nonqualified Stock Option Agreement Terms for Officers under the Perceptron, Inc. 2004 Stock Incentive Plan

   10.3 Form of Incentive Stock Option Agreement Terms for Officers under the Perceptron, Inc. 2004 Stock Incentive Plan

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PERCEPTRON, INC.
                                           (Registrant)

Date: December 27, 2005                     /s/ David W. Geiss
                                            ------------------------------------
                                            By: David W. Geiss
                                            Title: General Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit

Number        Description
------        -----------
 10.1         Written Description of 2006 Team Member Profit Sharing Plan

 10.2 Form of Nonqualified Stock Option Agreement Terms for Officers under the Perceptron, Inc. 2004 Stock Incentive Plan

 10.3 Form of Incentive Stock Option Agreement Terms for Officers under the Perceptron, Inc. 2004 Stock Incentive Plan